Exhibit 99.1

- PRESS RELEASE -

White Mountains to Sell NSM to Carlyle

HAMILTON, Bermuda and New York, NY, May 9, 2022 /PRNewswire/ -- White Mountains Insurance Group, Ltd. (NYSE: WTM) (“White Mountains”) announced today that it has signed a definitive agreement to sell NSM Insurance Group (“NSM”) to investment funds affiliated with global investment firm Carlyle (NASDAQ: CG). The transaction values NSM at $1.775 billion.

White Mountains expects the transaction will result in a gain of approximately $280 to its adjusted book value per share and will increase undeployed capital from approximately $0.4 billion to approximately $1.7 billion.
“The NSM team has done a tremendous job building a market-leading specialty insurance distribution platform. It has been our pleasure to partner with them along the way,” said Manning Rountree, Chief Executive Officer of White Mountains. “This transaction is a win for both White Mountains shareholders and NSM management and employees. We want to thank Geof, Bill, Marc, Jonathan and the entire NSM team for all of their hard work. NSM is well positioned going forward, and we wish them continued success.”

“We thank Manning, Morgan, Chris and the rest of the White Mountains team for their valuable contributions and support throughout our partnership,” said Geof McKernan, Chief Executive Officer of NSM. “Together, we achieved strong organic growth, completed six strategic acquisitions, added high quality talent and built a specialized, diversified and scaled insurance distribution platform. We could not be happier with this outcome and are excited to partner with Carlyle as we embark on NSM’s next stage of growth.”

“Leveraging Carlyle’s deep experience supporting companies in the insurance services sector, we are thrilled to partner with NSM’s exceptional founder-led management team to help the business execute numerous upside growth drivers, including continued operational improvement, accretive M&A opportunities, and strategic investments in technology and data & analytics,” said John Redett, Head of Global Financial Services at Carlyle.

The transaction is expected to close during the second half of 2022. The closing is subject to regulatory approvals and other customary closing conditions. The closing is not subject to a financing condition.

White Mountains will file a current report on Form 8-K with the U.S. Securities and Exchange Commission containing a summary of terms and conditions of the proposed transaction.

J.P. Morgan Securities LLC acted as exclusive financial advisor, and Cravath, Swaine & Moore LLP served as legal counsel, to White Mountains and NSM. Holland & Knight LLP also acted as legal advisor to NSM management. Morgan Stanley & Co. LLC acted as financial advisor, and Wachtell, Lipton, Rosen & Katz acted as legal advisor to Carlyle.

About NSM Insurance Group

NSM is a full-service MGA and program administrator for specialty property & casualty insurance. The company places insurance in niche sectors such as specialty transportation, social services, real estate and pet. On behalf of its insurance carrier partners, NSM typically manages all aspects of the placement process, including product development, marketing, underwriting, policy issuance and claims. For more information, visit www.nsminc.com.

About White Mountains

White Mountains is a Bermuda-domiciled financial services holding company traded on the New York Stock Exchange and the Bermuda Stock Exchange under the symbol WTM. Additional financial information and other items of interest are available at the Company's web site located at www.whitemountains.com.

About Carlyle

Carlyle (NASDAQ: CG) is a global investment firm with deep industry expertise that deploys private capital across three business segments: Global Private Equity, Global Credit and Global Investment Solutions. With $325 billion of assets under management as of March 31, 2022, Carlyle’s purpose is to invest wisely and create value on behalf of its investors, portfolio companies and the communities in which we live and invest. Carlyle employs nearly 1,900 people in 26 offices across five continents. Further information is available at www.carlyle.com. Follow Carlyle on Twitter @OneCarlyle.

Media Contacts

For White Mountains:
Rob Seelig
+1 (603) 640-2212
ir@whitemountains.com
For Carlyle:
Brittany Berliner
+1 (212) 813-4839
Brittany.Berliner@carlyle.com

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

This press release may contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical facts, included or referenced in this release which address activities, events or developments which White Mountains expects or anticipates will or may occur in the future are forward-looking statements. The words “could”, “will”, “believe”, “intend”, “expect”, “anticipate”, “project”, “estimate”, “predict” and similar expressions are also intended to identify forward-looking statements. These forward-looking statements include, among others, statements with respect to White Mountains’s:
▪change in book value or adjusted book value per share or return on equity;
▪business strategy;
▪financial and operating targets or plans;
▪incurred loss and loss adjustment expenses and the adequacy of its loss and loss adjustment expense reserves and related reinsurance;
▪projections of revenues, income (or loss), earnings (or loss) per share, EBITDA, adjusted EBITDA, dividends, market share or other financial forecasts of White Mountains or its businesses;
▪expansion and growth of its business and operations; and
▪future capital expenditures.

These statements are based on certain assumptions and analyses made by White Mountains in light of its experience and perception of historical trends, current conditions and expected future developments, as well as other factors believed to be appropriate in the circumstances. However, whether actual results and developments will conform to its expectations and predictions is subject to risks and uncertainties that could cause actual results to differ materially from expectations, including:
▪the risks that are described from time to time in White Mountains’s filings with the Securities and Exchange Commission, including but not limited to White Mountains’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021;
▪claims arising from catastrophic events, such as hurricanes, earthquakes, floods, fires, terrorist attacks or severe winter weather;
▪recorded loss reserves subsequently proving to have been inadequate;
▪the market value of White Mountains’s investment in MediaAlpha;
▪the trends and uncertainties from the COVID-19 pandemic, including judicial interpretations on the extent of insurance coverage provided by insurers for COVID-19 pandemic related claims;
▪business opportunities (or lack thereof) that may be presented to it and pursued;
▪actions taken by ratings agencies, such as financial strength or credit ratings downgrades or placing ratings on negative watch;
▪the continued availability of capital and financing;
▪deterioration of general economic, market or business conditions, including due to outbreaks of contagious disease (including the COVID-19 pandemic) and corresponding mitigation efforts;
▪competitive forces, including the conduct of other insurers;
▪changes in domestic or foreign laws or regulations, or their interpretation, applicable to White Mountains, its competitors or its customers; and
▪other factors, most of which are beyond White Mountains’s control.

Consequently, all of the forward-looking statements made in this press release are qualified by these cautionary statements, and there can be no assurance that the actual results or developments anticipated by White Mountains will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, White Mountains or its business or operations. White Mountains assumes no obligation to publicly update any such forward-looking statements, whether as a result of new information, future events or otherwise.